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Exhibit 99.2

LETTER OF TRANSMITTAL

To Accompany Certificates Representing
Shares of Common Stock, No Par Value Per Share,
(including the associated preferred share purchase rights) of
POINT.360

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON [DAY, DATE], 2007, UNLESS THE OFFER IS EXTENDED.

The Exchange Agent for the Offer is:

American Stock Transfer & Trust Company

By Mail or Overnight Courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Hand: American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED

Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share certficate(s))	Shares Tendered (Attach additional signed list if necessary)

	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered

*	Need not be completed if transfer is made by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Share certificates delivered to the Exchange Agent are being tendered. See Instruction 5.

TENDER OF SHARES

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐
CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 9.

Number of Shares represented by the lost or destroyed certificates

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        The undersigned hereby tenders to DG FastChannel, Inc., a Delaware corporation ("DG FastChannel"), the above-described shares of common stock, no par value per share, including the associated preferred stock purchase rights (collectively, the "Point.360 Shares"), of POINT.360, a California corporation ("Point.360"), pursuant to DG FastChannel's offer to exchange each outstanding Point.360 Share for approximately 0.1895 shares of DG FastChannel common stock, par value $0.001 per share (the "DG FastChannel Shares"), upon the terms and subject to the conditions set forth in the Offer to Exchange/Prospectus, dated June 8, 2007 (the "Offer to Exchange"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which collectively with the Offer to Exchange, together with any amendments or supplements thereto or hereto, constitute the "Offer"). The exact number of DF FastChannel Shares to be exchanged for each Point.360 Share will be obtained by dividing 2 million by the number of Point.360 Shares (excluding Point.360 Shares owned directly or indirectly by DF FastChannel or Point.360) issued and outstanding immediately prior to the consummation of the Offer.

        The Offer is being made in connection with the Agreement and Plan of Merger and Reorganization, dated as of April 16, 2007, (the "Merger Agreement"), by and among DG FastChannel, Point.360 and New 360, a California corporation and a wholly-owned subsidiary of Point.360 ("New 360"). Pursuant to a Contribution Agreement, dated as of April 16, 2007, by and among Point.360, DG FastChannel and New 360, prior to the consummation of the Offer, Point.360 will contribute (the "Contribution") to New 360 all of the assets owned, licensed or leased by Point.360 that are not used exclusively in connection with the business of Point.360 representing advertising agencies, advertisers, brands and other media companies (the "ADS Business"), and New 360 will assume certain liabilities of Point.360. Pursuant to the Merger Agreement, immediately following the Contribution but prior to the consummation of the Offer, Point.360 will distribute (the "Spin-Off") to its shareholders (other than DG FastChannel) pro rata all of the capital stock then outstanding of New 360. As a result of the Contribution and the Spin-Off, at the consummation of the Offer, the assets and liabilities of Point.360 will consist only of those assets and liabilities exclusively related to the ADS Business.

        Subject to, and effective upon, acceptance for payment of the Point.360 Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, DG FastChannel all right, title and interest in and to all of the Point.360 Shares that are being tendered hereby and represents and warrants that he, she or it has good title to the above-described Point.360 Shares and full power and authority to sell, assign and transfer the Point.360 Shares represented by the enclosed Share Certificate(s) or on the account books maintained by the Depository Trust Company (the "Book-Entry Transfer Facility"), free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned hereby agrees to, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Point.360 Shares. The undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the exchange of the undersigned's Point.360 Shares for DG FastChannel Shares pursuant to the Offer. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        Subject to, and effective upon, acceptance for exchange of the Point.360 Shares tendered herewith, in accordance with the terms of the Offer, the undersigned acknowledges that he, she or it will not receive the DG FastChannel Shares until (i) the Share Certificate(s) representing the Point.360 Shares owned by the undersigned are received by the Exchange Agent prior to the expiration of the Offer at the address set forth above or (ii) the Exchange Agent receives confirmation prior to the expiration of the Offer of a book-entry transfer of Point.360 Shares into the Exchange Agent's account at the Book-Entry Transfer Facility, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent upon DG FastChannel's instructions.

        The undersigned hereby agrees and acknowledges that DG FastChannel's acceptance of any Point.360 Shares tendered herewith for exchange will, without any further action, revoke any prior powers of attorney and proxies that the undersigned may have granted in respect of such Point.360 Shares and that the undersigned shall not grant any subsequent proxies with respect to such Point.360 Shares. For any Point.360 Shares to be validly tendered, DG FastChannel must be able to exercise full voting, consent and other rights with respect to such Point.360 Shares immediately upon DG FastChannel's acceptance of such Point.360 Shares for exchange.

        The undersigned understands that the DG FastChannel Shares issued pursuant to the Offer will not bear any interest and may be subject to withholding for taxes, and further understands that DG FastChannel will pay to each former shareholder of Point.360 who otherwise would be entitled to receive a fractional DG FastChannel Share an amount in cash in lieu of any fractional share.

        Unless otherwise indicated below under "Special Payment Instructions," in exchange for the enclosed Share Certificate(s), the undersigned requests that the DG FastChannel Shares, and a check for cash in lieu of fractional shares, if applicable, be issued to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned requests that the DG FastChannel Shares, and the check for cash in lieu of fractional shares, if applicable, be mailed to the undersigned at the address shown above. In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, the undersigned requests that such DG FastChannel Shares be issued and any check in lieu of fractional shares, if applicable, be issued and mailed to the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Point.360 Shares for which Special Payment Instructions have been given.

IMPORTANT TAX INFORMATION

        Under United States federal income tax law, a Point.360 shareholder who receives a payment in connection with the Offer that is a reportable payment under the U.S. backup withholding regime may be subject to backup withholding at a rate of 28% on such payment. To prevent backup withholding on such payment, a shareholder that is a U.S. person is required to notify the Exchange Agent of the shareholder's current taxpayer identification number (e.g., Social Security number or employer identification number, sometimes referred to in this Letter of Transmittal as a "TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such shareholder is awaiting a TIN), and that (i) the shareholder has not been notified by the Internal Revenue Service that the shareholder is subject to backup withholding as a result of failure to report interest or dividends or (ii) after being so notified, the Internal Revenue Service has notified the shareholder that the shareholder is no longer subject to backup withholding. If the Exchange Agent is not provided with the shareholder's correct TIN, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and reportable payments that are made to such shareholder in connection with the Offer will be subject to backup withholding (as described below).

        Each shareholder that is a U.S. person is generally required to give the Exchange Agent the TIN of the record holder of the Point.360 Shares. If the Point.360 Shares are registered in more than one name or are not registered in the name of the actual owner, consult the included "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A shareholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such shareholder has applied for a number or intends to apply for a TIN in the near future and write "Applied For" in such box. If the box in Part 3 is checked, the shareholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" in the Substitute Form W-9 below in order to avoid backup withholding. If the box is checked, reportable payments that are received in connection with the Offer will be subject to backup withholding unless the shareholder has furnished the Exchange Agent with his, her or its TIN by the time such payment is made. Moreover, if that box is checked and the shareholder has not furnished his, her or its TIN within 60 days thereafter, 28% of all payments made to the shareholder will be withheld. A shareholder who checks the box in Part 3 in lieu of furnishing such shareholder's TIN should furnish the Exchange Agent with such shareholder's TIN as soon as it is received.

        PLEASE NOTE: Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to the backup withholding requirements described above. To avoid possible erroneous backup withholding, a shareholder who is exempt from backup withholding should complete the Substitute Form W-9 by providing his, her or its correct TIN, signing and dating the form and writing "EXEMPT" on the face of the form. Shareholders are urged to consult their own tax advisors in connection with completing such forms and to determine whether they are exempt from these backup withholding and reporting requirements. If backup withholding applies, the Exchange Agent is required to withhold 28% of the reportable payments that are made to the shareholder in connection with the Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service.

YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING BACKUP WITHHOLDING.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 4, 6 and 9)

              To be completed ONLY if DG FastChannel Shares and/or a check for any cash in lieu of fractional shares, as applicable, are to be issued in the name of someone other than the undersigned.

  Issue: ☐ DG FastChannel Shares ☐ Check

To:
Name(s)	(Please Print)
Address	(Include Zip Code)
(Taxpayer Identification or Social Security Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 4, 6 and 9)

              To be completed ONLY if DG FastChannel Shares and/or a check for any cash in lieu of fractional shares, as applicable, are to be sent to an address other than that shown above.

  Mail: ☐ DG FastChannel Shares ☐ Check

To:
Name(s)	(Please Print)
Address	(Include Zip Code)
(Tax Identification or Social Security Number)

  IMPORTANT
  SHAREHOLDER(S): SIGN HERE
  (Please Complete Substitute Form W-9 Set Forth Herein)

(Signature(s) of Shareholder(s))
Name(s)

Capacity (full title)
Address
(Include Zip Code)

Daytime Telephone

  (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Point.360 Shares or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

  GUARANTEE OF SIGNATURE(S)
  (If required — See Instructions 1 and 4)

Authorized Signature(s)
Name
Name of Firm
Address	(Include Zip Code)
Daytime Telephone
Dated ,

INSTRUCTIONS

        This Letter of Transmittal is to be used either if Share Certificate(s) are to be forwarded herewith or, unless an Agent's Message (as defined below) is used, if Point.360 Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in the Offer to Exchange. For a shareholder to validly tender Point.360 Shares pursuant to the Offer, Share Certificate(s) representing all physically tendered Point.360 Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Exchange Agent's account at the Book-Entry Transfer Facility (the "Book-Entry Confirmation") of all Point.360 Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to the expiration date of the Offer. If Share Certificate(s) are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Point.360 Shares which are the subject of the Book-Entry Confirmation that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that DG FastChannel may enforce such agreement against such participant.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. TENDERS BY NOTICE OF GUARANTEED DELIVERY WILL NOT BE ACCEPTED.

        No alternative, conditional or contingent tenders will be accepted and no fractional DG FastChannel Shares will be issued. By execution of this Letter of Transmittal (or manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Point.360 Shares for exchange. DG FastChannel reserves the absolute right to reject any and all tenders of Point.360 Shares that DG FastChannel determines are not in proper form.

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Point.360 Shares) of Point.360 Shares tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) the Point.360 Shares tendered herewith are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, or other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (such institution, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

        2.    Delivery of Letter of Transmittal and Share Certificate(s).    Please do not send the Share Certificate(s) directly to DG FastChannel or Point.360. The Share Certificate(s), together with a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof and any other documents required by this Letter of Transmittal, should be delivered to the Exchange Agent at the following address:

If delivering by mail or courier:	If delivering by hand:
American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

        All questions as to validity, form and eligibility (including time of receipt) of any surrender of any Share Certificate hereunder will be determined by DG FastChannel (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding for all purposes. DG FastChannel reserves the right to waive any defects or irregularities in the surrender of any Share Certificate. A surrender will not be deemed to have been made until all defects and irregularities have been cured or waived.

        3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Point.360 Shares represented thereby and any other required information should be listed on a separate schedule attached hereto.

        4.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Point.360 Shares surrendered hereby, the signature(s) must correspond exactly to the name(s) written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

        If the Point.360 Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any surrendered Point.360 Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates. If you need additional Letters of Transmittal, please contact the Exchange Agent at (877) 248-6417.

        When this Letter of Transmittal is signed by the registered owner(s) of the Share Certificate(s) listed and tendered herewith, no endorsements of the Share Certificate(s) or separate stock powers are required.

        If this Letter of Transmittal is signed by a person other than the registered owner of the Point.360 Shares listed, such Share Certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered owner or owners or a person with full authority to sign on behalf of the registered owner(s). Signatures on such Share Certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal or any Share Certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such persons must so indicate when signing, must give his or her full title in such capacity and must submit evidence satisfactory to the Exchange Agent of his or her authority to so act. The Exchange Agent will not exchange any Point.360 Shares until all instructions herein are complied with.

        5.    Partial Tenders (Only Applicable to Holders of Share Certificates).    If fewer than all the Point.360 Shares evidenced by any certificate submitted are to be tendered, fill in the number of Point.360 Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Point.360 Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for exchange of, and exchange for, the Point.360 Shares tendered herewith. All Point.360 Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        6.    Special Payment and Delivery Instructions.    If DG FastChannel Shares are to be issued in the name of a person other than the person who has signed this Letter of Transmittal and/or if a check in lieu of fractional shares, if applicable, is to be issued in the name of a person other than the person who has signed this Letter of Transmittal, the box entitled "Special Payment Instructions" must be completed. Additionally, if the DG FastChannel Shares are to be issued and a check for cash in lieu of fractional shares, if applicable, is to be sent to the person who has signed this Letter of Transmittal at an address other than as set forth above, or to a person other than the person signing this Letter of Transmittal, the box entitled "Special Delivery Instructions" must be completed.

        7.    Substitute Form W-9.    Each surrendering shareholder is required to provide the Exchange Agent with such holder's correct "TIN" on the Substitute Form W-9, and to certify whether the shareholder is subject to backup withholding. Failure to provide such information on the form may subject the surrendering shareholder to federal income tax withholding at a rate of 28% on payments made to such surrendering shareholder with respect to the Shares. If such holder is an individual, the TIN is his or her social security number. A holder must cross out item 2 in Part 2 of the Substitute Form W-9 if such holder is subject to backup withholding. The box in Part 3 of the substitute Form W-9 should be checked if the surrendering holder has not been issued a TIN and has applied for TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the surrendering holder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If you have checked the box in Part 3 and do not provide the Exchange Agent with a properly certified TIN within 60 days, the Exchange Agent will withhold 28% on reportable payments made thereafter until a properly certified TIN is received by the Exchange Agent. During such 60-day period the Exchange Agent will withhold 28% on any reportable dividend payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such surrendering holder if a TIN is provided to the Exchange Agent within 60 days. See "Important Tax Information" above.

        8.    Waiver of Conditions.    DG FastChannel reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer in the case of any Point.360 Shares tendered.

        9.    Lost, Stolen, Destroyed or Mutilated Share Certificates.    If any certificate representing Point.360 Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Exchange Agent by checking the appropriate box on this Letter of Transmittal and indicating the number of Point.360 Shares so lost, destroyed or stolen. The shareholder will then be instructed by the Exchange Agent as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

        10.    Information and Additional Copies.    Information and additional copies of this Letter of Transmittal may be obtained from the Exchange Agent by calling the Exchange Agent at (877) 248-6417 or from the Information Agent as follows:

D. F. King & Co., Inc.
 48 Wall Street, 22nd Floor
New York, New York 10005
E-mail: info@dfking.com
Banks and Brokerage Firms, Please Call (212) 269-5550
All Others, Please Call Toll-free: (800) 488-8075

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED ACCORDING TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE BEFORE THE EXPIRATION DATE OF THE OFFER.

PAYER'S NAME:    AMERICAN TRANSFER & TRUST COMPANY

SUBSTITUTE	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW		Social Security Number
FORM W-9			OR Employer Identification
Number

Department of the
Treasury Internal Revenue Service	Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Part 3—Certification Under Penalties of Perjury, I certify that:
	(1)	The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),	Part 4— Awaiting TIN ☐
Payer's Request for
Taxpayer Identification Number (TIN) and Certification	(2)	I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and
	(3)	I am a U.S. person (including a U.S. resident alien).

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
SIGNATURE DATE
NAME
ADDRESS
CITY STATE ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER'S NAME: American Transfer & Trust Company
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.
Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.—Social Security numbers have nine digits separated by two hyphens, e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, e.g., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:		Give the name* and SOCIAL SECURITY number of—	For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of—

1.	An individual's account	The individual	6.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)			representative or trustee unless the legal entity itself is not designated in the account title)(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a.	A revocable savings trust account (in which grantor is also trustee)	The grantor-trustee(1)	7.	Corporate (or LLC electing corporate status on Form 8832) account	The corporation
b.	Any "trust' account that is not a legal or valid trust under state law	The actual owner(1)	8.	Religious, charitable, or educational organization account	The organization
5.	Sole proprietorship or single-owner LLC account	The owner(3)	9.	Partnership account held in the name of the business	The partnership
			10.	Association, club, or other tax-exempt organization	The organization
			11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

*
If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Show the individual name of the owner. If the owner does not have an employer identification number, furnish the owner's social security number.

(4)
List first and circle the name of the legal trust, estate or pension trust.

NOTE:
If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number (or "TIN") or you do not know your number, obtain form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns). You may obtain Form SS-5 from your local Social Security Administration Office and Forms SS-4 and W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number check the box titled "Awaiting TIN", sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the payor does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the payor. Note: Checking the box titled "Awaiting TIN" means that you have already applied for a TIN OR that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:*

        *      Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

  •
  An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

  •
  The United States or any agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

  •
  A foreign government or a political subdivision, agency or instrumentality thereof.

  •
  An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

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  A corporation;

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  A foreign central bank of issue;

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  A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States;

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  A futures commission merchant registered with the Commodity Futures Trading Commission;

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  A real estate investment trust

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  An entity registered at all times during the tax year under the Investment Company Act of 1940;

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  A common trust fund operated by a bank under section 584(a);

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  A financial institution

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  A middleman known in the investment community as a nominee or custodian; or

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  A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

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  Payments to nonresident aliens subject to withholding under section 1441.

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  Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

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  Payments of patronage dividends where the amount received is not paid in money.

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  Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

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  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if (i) this interest is $600 or more, (ii) the interest is paid in the course of the payor's trade or business and (iii) you have not provided your correct taxpayer identification number to the payor.

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  Payments of tax-exempt interest (including exempt-interest dividends under section 852).

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  Payments described in section 6049(b)(5) to non-resident aliens.

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  Payments on tax-free covenant bonds under section 1451.

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  Payments made by certain foreign organizations.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 2, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6045, 6050A and 6050N.

Privacy Act Notices. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other payments. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws.

You must provide your TIN to the payor whether or not you are required to file a tax return. Payors must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payor. Certain penalties also may apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—If you falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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Exhibit 99.2